EXHIBIT 4.5

REQUEST FOR PURCHASE

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

Reference is made to the Private Shelf Agreement (as amended from time to time, the “Agreement”), dated as of November 27, 1996, between Applied Industrial Technologies, Inc., an Ohio corporation formerly known as Bearings, Inc. (the “Company”), and Prudential Investment Management, Inc. and each Prudential Affiliate which becomes a party thereto. All terms used herein that are defined in the Agreement have the respective meanings specified in the Agreement.

Pursuant to Paragraph 2C of the Agreement, the Company hereby makes the following Request for Purchase:

1.	Aggregate principal amount of
the Notes covered hereby
(the “Notes”): $50,000,000.00

2.	Individual specifications of the Notes:

Principal Amount	Final Maturity Date	Principal Installment Dates and Amounts	Interest Payment Period
$50,000,000.00	October 31, 2023	October 31, 2019 - $25,000,000.00	Semi-annually, in arrears

3.	Use of proceeds of the Notes: To fund acquisitions and for general corporate purposes.

4.	Proposed day for the closing of the purchase and sale of the Notes: October 30, 2014

5.	The purchase price of the Notes is to be transferred to:

Name, Address and ABA Routing Number of Bank	Number of Account	Name and Telephone No. of Bank Officer
Key Bank		J. Roderick MacDonald
127 Public Square		216.689.4445
Cleveland, OH 44114

6.
The Company certifies (a) that the representations and warranties contained in paragraph 8 of the Agreement are true on and as of the date of this Request for Purchase except to the extent of changes caused by the transactions contemplated in the Agreement and (b) that there exists on the date of this Request for Purchase no Event of Default or Default.

Dated: October 22, 2014

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

By: /s/ Mark O. Eisele
Authorized Officer

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

SENIOR NOTE
(Fixed Rate)
SERIES D

No. 2014 D-1                                    PPN: 03820C B*5
ORIGINAL PRINCIPAL AMOUNT: $14,100,000
ORIGINAL ISSUE DATE: October 30, 2014
INTEREST RATE: 3.21%
INTEREST PAYMENT DATES: April 30 and October 31 of each year, commencing on April 30, 2015
FINAL MATURITY DATE: October 31, 2023
PRINCIPAL INSTALLMENT DATES AND AMOUNTS: October 31, 2019 - $7,050,000

FOR VALUE RECEIVED, the undersigned, APPLIED INDUSTRIAL TECHNOLOGIES, INC., formerly known as BEARINGS, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Ohio, hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, or registered assigns, the principal sum of FOURTEEN MILLION ONE HUNDRED THOUSAND DOLLARS, payable in installments on the Principal Installment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, and any overdue payment of any Yield-Maintenance Amount (as defined in the Note Agreement referred to below), payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% plus the Interest Rate specified above or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, National Association from time to time in New York City as its Prime Rate.

Payments of principal of, and interest on, and any Yield-Maintenance Amount payable with respect to, this Note are to be made at the main office of the JPMorgan Chase Bank, National Association in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Private Shelf Agreement, dated as of November 27, 1996 (herein called the “Agreement”), between the Company, on the one hand, and The Prudential Insurance Company of America and each “Prudential Affiliate” (as defined in the Agreement) which becomes a party thereto, on the other hand, and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part on the terms specified in the Agreement.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

[Signature Page Follows]

THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF ILLINOIS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

By: /s/ Mark O. Eisele
Title: Vice President

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

SENIOR NOTE
(Fixed Rate)
SERIES D

No. 2014 D-2                                    PPN: 03820C B*5
ORIGINAL PRINCIPAL AMOUNT: $17,500,000
ORIGINAL ISSUE DATE: October 30, 2014
INTEREST RATE: 3.21%
INTEREST PAYMENT DATES: April 30 and October 31 of each year, commencing on April 30, 2015
FINAL MATURITY DATE: October 31, 2023
PRINCIPAL INSTALLMENT DATES AND AMOUNTS: October 31, 2019 - $8,750,000

FOR VALUE RECEIVED, the undersigned, APPLIED INDUSTRIAL TECHNOLOGIES, INC., formerly known as BEARINGS, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Ohio, hereby promises to pay to THE GIBRALTAR LIFE INSURANCE CO., LTD., or registered assigns, the principal sum of SEVENTEEN MILLION FIVE HUNDRED THOUSAND DOLLARS, payable in installments on the Principal Installment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, and any overdue payment of any Yield-Maintenance Amount (as defined in the Note Agreement referred to below), payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% plus the Interest Rate specified above or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, National Association from time to time in New York City as its Prime Rate.

Payments of principal of, and interest on, and any Yield-Maintenance Amount payable with respect to, this Note are to be made at the main office of the JPMorgan Chase Bank, National Association in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Private Shelf Agreement, dated as of November 27, 1996 (herein called the “Agreement”), between the Company, on the one hand, and The Prudential Insurance Company of America and each “Prudential Affiliate” (as defined in the Agreement) which becomes a party thereto, on the other hand, and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part on the terms specified in the Agreement.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

[Signature Page Follows]

THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF ILLINOIS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

By: /s/ Mark O. Eisele
Title: Vice President

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

SENIOR NOTE
(Fixed Rate)
SERIES D

No. 2014 D-3                                    PPN: 03820C B*5
ORIGINAL PRINCIPAL AMOUNT: $7,500,000
ORIGINAL ISSUE DATE: October 30, 2014
INTEREST RATE: 3.21%
INTEREST PAYMENT DATES: April 30 and October 31 of each year, commencing on April 30, 2015
FINAL MATURITY DATE: October 31, 2023
PRINCIPAL INSTALLMENT DATES AND AMOUNTS: October 31, 2019 - $3,750,000

FOR VALUE RECEIVED, the undersigned, APPLIED INDUSTRIAL TECHNOLOGIES, INC., formerly known as BEARINGS, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Ohio, hereby promises to pay to PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY, or registered assigns, the principal sum of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS, payable in installments on the Principal Installment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, and any overdue payment of any Yield-Maintenance Amount (as defined in the Note Agreement referred to below), payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% plus the Interest Rate specified above or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, National Association from time to time in New York City as its Prime Rate.

Payments of principal of, and interest on, and any Yield-Maintenance Amount payable with respect to, this Note are to be made at the main office of the JPMorgan Chase Bank, National Association in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Private Shelf Agreement, dated as of November 27, 1996 (herein called the “Agreement”), between the Company, on the one hand, and The Prudential Insurance Company of America and each “Prudential Affiliate” (as defined in the Agreement) which becomes a party thereto, on the other hand, and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part on the terms specified in the Agreement.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

[Signature Page Follows]

THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF ILLINOIS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

By: /s/ Mark O. Eisele
Title: Vice President

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

SENIOR NOTE
(Fixed Rate)
SERIES D

No. 2014 D-4                                    PPN: 03820C B*5
ORIGINAL PRINCIPAL AMOUNT: $7,630,000
ORIGINAL ISSUE DATE: October 30, 2014
INTEREST RATE: 3.21%
INTEREST PAYMENT DATES: April 30 and October 31 of each year, commencing on April 30, 2015
FINAL MATURITY DATE: October 31, 2023
PRINCIPAL INSTALLMENT DATES AND AMOUNTS: October 31, 2019 - $3,815,000

FOR VALUE RECEIVED, the undersigned, APPLIED INDUSTRIAL TECHNOLOGIES, INC., formerly known as BEARINGS, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Ohio, hereby promises to pay to FARMERS INSURANCE EXCHANGE, or registered assigns, the principal sum of SEVEN MILLION SIX HUNDRED THIRTY THOUSAND DOLLARS, payable in installments on the Principal Installment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, and any overdue payment of any Yield-Maintenance Amount (as defined in the Note Agreement referred to below), payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% plus the Interest Rate specified above or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, National Association from time to time in New York City as its Prime Rate.

Payments of principal of, and interest on, and any Yield-Maintenance Amount payable with respect to, this Note are to be made at the main office of the JPMorgan Chase Bank, National Association in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Private Shelf Agreement, dated as of November 27, 1996 (herein called the “Agreement”), between the Company, on the one hand, and The Prudential Insurance Company of America and each “Prudential Affiliate” (as defined in the Agreement) which becomes a party thereto, on the other hand, and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part on the terms specified in the Agreement.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

[Signature Page Follows]

THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF ILLINOIS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

By: /s/ Mark O. Eisele
Title: Vice President

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

SENIOR NOTE
(Fixed Rate)
SERIES D

No. 2014 D-5                                    PPN: 03820C B*5
ORIGINAL PRINCIPAL AMOUNT: $3,270,000
ORIGINAL ISSUE DATE: October 30, 2014
INTEREST RATE: 3.21%
INTEREST PAYMENT DATES: April 30 and October 31 of each year, commencing on April 30, 2015
FINAL MATURITY DATE: October 31, 2023
PRINCIPAL INSTALLMENT DATES AND AMOUNTS: October 31, 2019 - $1,635,000

FOR VALUE RECEIVED, the undersigned, APPLIED INDUSTRIAL TECHNOLOGIES, INC., formerly known as BEARINGS, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Ohio, hereby promises to pay to MID CENTURY INSURANCE COMPANY, or registered assigns, the principal sum of THREE MILLION TWO HUNDRED SEVENTY THOUSAND DOLLARS, payable in installments on the Principal Installment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, and any overdue payment of any Yield-Maintenance Amount (as defined in the Note Agreement referred to below), payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% plus the Interest Rate specified above or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, National Association from time to time in New York City as its Prime Rate.

Payments of principal of, and interest on, and any Yield-Maintenance Amount payable with respect to, this Note are to be made at the main office of the JPMorgan Chase Bank, National Association in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Private Shelf Agreement, dated as of November 27, 1996 (herein called the “Agreement”), between the Company, on the one hand, and The Prudential Insurance Company of America and each “Prudential Affiliate” (as defined in the Agreement) which becomes a party thereto, on the other hand, and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part on the terms specified in the Agreement.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

[Signature Page Follows]

THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF ILLINOIS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

By: /s/ Mark O. Eisele
Title: Vice President